UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

In connection with the filing by Pacific Premier Bancorp, Inc. (the “Company”) of a Registration Statement on Form S-3 (the “Registration Statement”) on the same date as this Current Report on Form 8-K, the Company is hereby filing (i) the unaudited condensed consolidated financial statements of Grandpoint Capital, Inc. (“Grandpoint”) as of June 30, 2018 and for the three- and six-month periods ended June 30, 2018, attached hereto as Exhibit 99.1, and (ii) the unaudited pro forma combined condensed consolidated statement of operations for the twelve month period ended December 31, 2018, attached hereto as Exhibit 99.2, in order to incorporate by reference such financial statements and pro forma financial information into the Registration Statement.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                 Financial statements of businesses acquired

The unaudited condensed consolidated financial statements of Grandpoint as of June 30, 2018 and for the three- and six-month periods ended June 30, 2018 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)                                 Pro forma financial information

The unaudited pro forma combined condensed consolidated statement of operations for the twelve month period ended December 31, 2018 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)                                 Exhibits

99.1	Unaudited condensed consolidated financial statements of Grandpoint as of June 30, 2018 and for the three- and six-month periods ended June 30, 2018

99.2	Unaudited pro forma combined condensed consolidated statement of operations for the twelve month period ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: April 23, 2019	By:	/s/ RONALD J. NICOLAS, JR.
Ronald J. Nicolas, Jr.
Senior Executive Vice President and Chief Financial Officer